Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
			1 3
2. AMENDMENT/MODIFICATION NO. P0004	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. OS279861	5. PROJECT NO. *(If applicable)*
6. ISSUED BY CODE ASPR/SNS ASPR/SNS ASPR/SNS 2945 Flowers Road ATLANTA, GA 30341		7. ADMINISTERED BY *(If other than Item 6)* CODE ASPR/SNS US DEPT OF HEALTH & HUMAN SERVICES ASPR/SNS 2945 Flowers Road ATLANTA, GA 30341	

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and ZIP Code)*	(x)	
EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. Attn: Chris Sinclair PRODUCT DEVELOPMENT GAITHE 300 PROFESSIONAL DR. GAITHERSBURG MD 208793419		9A. AMENDMENT OF SOLICITATION NO.
		9B. DATED *(SEE ITEM 11)*
	x	10A. MODIFICATION OF CONTRACT/ORDER NO. 75A50119C00071
CODE 1365869 FACILITY CODE		10B. DATED *(SEE ITEM 13)* 08/30/2019

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)* Net Increase: $182,182,000.00
See Schedule

**13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.**

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: *(Specify authority)* THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES *(such as changes in paying office, appropriation data, etc.)* SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR Clause 52.217-9, Option to Extend the Term of the Contract (Mar 2000)
☐	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return ___1___ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*
Tax ID Number: [**]
DUNS Number: [**]
ACAM2000, Smallpox (Vaccinia) Vaccine, Live (ACAM)

Purpose of this modification is to exercise and fund Option 2, Year 3, CLIN 2004, Task 1
ACAM 2000 Vaccine; Qty: [**] X $[**] = $[**].
The Period of Performance is [**] - [**]
New Deliverables / Due Dates: [**] - [**]

Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*. Adam Havey, EVP, Business Operations		16A. NAME AND TITLE OF CONTRACTING OFFICER (*Type or print*) NATASHA Y. ROWLAND	
15B. CONTRACTOR/OFFEROR /s/ Adam Havey *(Signature of person authorized to sign)*	15C. DATE SIGNED July 13, 2021	16B. UNITED STATES OF AMERICA /s/ Natasha Rowland S	16C. DATE SIGNED July 13, 2021

(Signature of Contracting Officer) STANDARD FORM 30 (Rev. 11/2016) Previous edition unusable Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED	PAGE OF	
	5A50119C00071/P00004	2	3

NAME OF OFFEROR OR CONTRACTOR

EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869

ITEM No. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Add Item 5 as follows:				[**]
5	Warm based manufacturing delivery for ACAM2000 Vaccine CAN 199SN21 [**] Obligated Amount: $[**]				
	Accounting Info: 2021.199SN21.26088 Appr. Yr.: 2021 CAN: 199SN21 Object Class: 26088 Funded: $[**]				
	Add Item 6 as follows:				
6	Warm based manufacturing delivery for ACAM2000 Vaccine CAN 199SN20 [**] Obligated Amount: $[**] Accounting Info: 2021.199SN20.26088 Appr. Yr.: 2021 CAN: 199SN20 Object Class: 26088 Continued ...				[**]

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED 75A50119C00071/P00004 PAGE OF 3 3 NAME OF OFFEROR OR CONTRACTOR EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869 ITEM No. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT (D) UNIT PRICE (E) AMOUNT (F) Funded: $[**] No further changes. NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

NAME OF OFFEROR OR CONTRACTOR EMERGENT PRODUCT DEVELOPMENT GAITHERSBURG INC. 1365869 NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110